                                                                    Exhibit 99.1


                       OFFICE OF THE U.S. TRUSTEE--REGION 3
                            MONTHLY OPERATING REPORT
                       For the month ended November 30, 1997

Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)
--------------------------------------------------------------------------------

                                                      DOCUMENT       PREVIOUSLY     EXPLANATION
REQUIRED ATTACHMENTS:                                 ATTACHED       SUBMITTED       ATTACHED
                                                   --------------  -------------  --------------
1. Tax Receipts..................................         ( )            (X)             (X)
2. Bank Statements...............................         ( )            ( )             (X)
3. Most recently filed Income Tax Return.........         ( )            (X)             ( )
4. Most recent Annual Financial Statements
   prepared by accountant........................         ( )            (X)             ( )

    IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:

/s/ David R. Gibson                Senior Vice President/Chief Financial Officer
------------------------------     ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                         TITLE

    David R. Gibson                             December 30, 1997
------------------------------     ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                       DATE

                       OFFICE OF THE U.S. TRUSTEE--REGION 3
                                   ATTACHMENT
                       For the month ended November 30, 1997

Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)
--------------------------------------------------------------------------------

1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

    Please see the Status of Post Petition Taxes attached hereto for the month's activity.

2. The Debtors have 57 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                       OFFICE OF THE U.S. TRUSTEE--REGION 3
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                       For the month ended November 30, 1997

Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)
--------------------------------------------------------------------------------

See Statement of Operations for reporting period attached.

HEADNOTES:

These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) Operating expense and EBITDA for September 1997 includes the favorable impact of a $2.1 million reversal of previously recorded 1997 telephone expense accruals.

 (2) Depreciation expense for October 1997 includes the unfavorable impact of a $2.5 million adjustment to pager depreciation expense, effective October 1, 1997, for the initial impact of the Company shortening the depreciable life of its pagers from four to three years to better reflect estimated useful lives. The adjustment results from additional depreciation expense taken to reduce estimated useful lives.

                    MobileMedia Corporation and Subsidiaries
                     Consolidated Statements of Operations
 For the Months Ended November 30, 1997, October 31, 1997 and September 30, 1997
                                  (Unaudited)
                                 (in thousands)

                                                    NOVEMBER      OCTOBER       SEPTEMBER
                                                      1997          1997         1997
                                                    ---------    ----------    -----------
Paging Revenues
  Service, Rents & Maintenance..................     $37,711     $   38,697    $  39,635

Equipment Sales
  Product Sales.................................       3,229          2,774        2,743
  Cost of Products Sold.........................       3,293          2,811        2,731
                                                     -------    -----------    ---------
    Equipment Margin............................         (64)           (37)          12

  Net Revenue...................................      37,647         38,659       39,647

Operating Expense
  Service, Rents & Maintenance..................      11,512         11,119       10,981
  Selling.......................................       4,863          5,366        5,187
  General & Administrative......................      14,228         15,354       14,608
                                                     -------    -----------    ---------
  Operating Expense Before Depr. & Amort........      30,603         31,839       30,776(1)

  EBITDA Before Reorganization Costs............       7,044          6,820        8,871(1)

  Reorganization Costs..........................       1,466          1,355        1,522
                                                     -------    -----------    ---------

  EBITDA after Reorganization Costs.............       5,578          5,465        7,349(1)

Depreciation....................................       8,544         11,162(2)     8,617
Amortization....................................       9,244          9,244        9,245
                                                     -------    -----------    ---------
  Total Depreciation and Amortization...........      17,788         20,406       17,862

Operating Loss..................................     (12,210)       (14,941)     (10,513)

Interest Expense................................       5,327          5,359        5,219
Other Expense...................................           0              0           (0)
                                                     -------    -----------    ---------

Net Loss........................................    ($17,537)    ($  20,300)   ($ 15,732)
                                                     -------    -----------    ---------
                                                     -------    -----------    ---------


                               See Accompanying Notes.

                       OFFICE OF THE U.S. TRUSTEE--REGION 3
                       CONDENSED CONSOLIDATED BALANCE SHEET
                       For the month ended November 30, 1997




Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)

------------------------------------------------------------------------------

See balance sheet attached.

HEADNOTES:
----------

    These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.



                                MobileMedia Corporation and Subsidiaries
                                      Consolidated Balance Sheets
                    As of November 30, 1997, October 31, 1997 and September 30, 1997
                                              (Unaudited)
                                             (in thousands)

                                                                  NOVEMBER          OCTOBER          SEPTEMBER
                                                                    1997             1997               1997
                                                                ------------     ------------      ------------
Assets:
   Current Assets:
      Cash....................................................   $     7,199      $     8,866       $     8,388
      Accounts Receivable, Net................................        49,192           48,651            58,001
      Inventory...............................................         1,505            2,854             4,143
      Prepaid Expenses........................................         1,088            1,104             1,150
      Other Current Assets....................................         2,758            2,766             2,748
                                                                ------------     ------------      ------------
         Total Current Assets.................................        61,742           64,242            74,431

Noncurrent Assets:
      Property and Equipment, Net.............................       264,162          270,976           277,218
      Deferred Financing Fees, Net............................        23,493           24,047            24,600
      Investment In Net Assets Of Equity Affiliate............         1,965            1,974             1,911
      Intangible Assets, Net..................................     1,016,916        1,026,126         1,035,335
      Other Assets............................................           655              545               750
                                                                ------------     ------------      ------------
         Total Noncurrent Assets..............................     1,307,191        1,323,668         1,339,814

      Total Assets............................................   $ 1,368,933      $ 1,387,909       $ 1,414,245
                                                                ------------     ------------      ------------
                                                                ------------     ------------      ------------

Liabilities and Stockholders' Equity:
   Liabilities Not Subject to Compromise:
      DIP Credit Facility.....................................   $    12,000      $    12,000       $    17,000
      Accrued Reorganization Costs............................         4,520            4,496             4,702
      Accrued Wages, Benefits and Payroll Taxes...............        12,240           11,112            13,755
      Accounts Payable--Post Petition.........................         5,360            4,265             4,155
      Accrued Interest (Chase & DIP Facilities )..............         4,566            4,542             4,396
      Accrued Expenses and Other Current Liabilities..........        38,648           41,755            39,572
      Advance Billings and Customer Deposits..................        34,537           35,529            35,803
                                                                ------------     ------------      ------------
         Total Liabilities Not Subject To Compromise..........       111,871          113,697           119,384

   Liabilities Subject to Compromise:
      Accrued Wages, Benefits and Payroll Taxes...............         3,093            3,093             3,093
      Chase Credit Facility...................................       649,000          649,000           649,000
      Notes Payable--10 1/2%..................................       174,125          174,125           174,125
      Notes Payable--9 3/8%...................................       250,000          250,000           250,000
      Notes Payable--Yampol...................................           986              986               986
      Notes Payable--Dial Page 12 1/4%........................         1,570            1,570             1,570
      Accrued Interest On Notes Payable.......................        20,705           20,719            20,735
      Accounts Payable- Pre Petition..........................        18,593           18,226            17,331
      Accrued Expenses and Other Current Liabilities--Pre
         Petition.............................................        13,280           13,209            14,400
      Other Liabilities.......................................         4,858            4,896             4,934
                                                                ------------     ------------      ------------
         Total Liabilities Subject To Compromise..............     1,136,211        1,135,824         1,136,174

   Deferred Tax Liability.....................................        72,097           72,097            72,097

   Stockholders' Equity
      Class A Common Stock....................................            39               39                39
      Class B Common Stock....................................             2                2                 2
      Additional Paid-In Capital..............................       671,459          671,459           671,459
      Accumulated Deficit--Pre Petition.......................      (437,127)        (437,127)         (437,127)
      Accumulated Deficit--Post Petition......................      (179,497)        (161,960)         (141,661)
                                                                ------------     ------------      ------------
         Total Stockholders' Equity...........................        54,877           72,414            92,713

      Less:
      Treasury Stock..........................................        (6,123)          (6,123)           (6,123)
                                                                ------------     ------------      ------------
         Total Stockholders' Equity...........................        48,754           66,291            86,590
                                                                ------------     ------------      ------------
         Total Liabilities and Stockholders' Equity...........   $ 1,368,933      $ 1,387,909       $ 1,414,245
                                                                ------------     ------------      ------------
                                                                ------------     ------------      ------------

                                                           See Accompanying Notes



Footnotes to the Financial Statements:

1. These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed Of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

    In March 1995, the Financial Accounting Standards Board issued SFAS 121, which is effective for financial statements for fiscal years beginning after December 15, 1995. Under certain circumstances, SFAS 121 requires companies to write down the carrying value of long-lived assets recorded in the financial statements to the fair value of such assets. A significant amount of the assets of the Company, which were acquired as a result of the acquisitions of businesses, including the Dial Page and MobileComm acquisitions, were recorded in accordance with principles of purchase accounting at acquisition prices and constitute long-lived assets. The Company has determined, and its independent auditors have concurred, that SFAS 121 is applicable to the Company, and therefore the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write down will be material: however, it is not possible at this time to determine such amount. Since the Company cannot comply with SFAS 121 at this time, it is unable to issue audited financial statements in compliance with generally accepted accounting principles. Consequently, the Company will not file its Report on Form 10-K or its other periodic reports under the Securities Exchange
    Act of 1934, as amended.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries (collectively with the Company and MobileMedia Communications, the "Debtors"), filed for protection under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

    The Bankruptcy Court has authorized the debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. Operating expense and EBITDA for September 1997 include the favorable impact of a $2.1 million reversal of previously recorded 1997 telephone expense accruals.

5. Depreciation expense for October 1997 includes the unfavorable impact of a $2.5 million adjustment to pager depreciation expense, effective October 1, 1997, for the initial impact of the Company shortening the depreciable life of its pagers from four to three years to better reflect estimated useful lives. The adjustment results from additional depreciation expense taken to reduce estimated useful lives.

6. During the month of February 1997, the Debtors drew down $45 million of borrowings under the debtor-in-possession financing facility (the "DIP facility") with The Chase Manhattan Bank, as agent for the lenders thereunder (the "DIP Lenders"). During the months of March and April 1997, the Debtor repaid $25 million and $5 million, respectively, of borrowings under the DIP facility. During the month of August, the Debtors drew down an additional $2 million and during the month of October 1997, the Debtors repaid $5 million of borrowings under the DIP facility.

7. The Company is one of the largest paging companies in the U.S., with approximately 3.5 million system reported units in service at November 30, 1997, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

8. As previously announced in its September 27, 1996 and October 21, 1996 releases, the Company discovered misrepresentations and other violations which occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of its approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the Federal Communications Commission (the "FCC") in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

    On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

    On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.

    On June 6, 1997, the FCC issued an order staying the hearing proceeding for ten months in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissible transfer of the Company's

    FCC licenses. The order, which is based on an FCC doctrine known as Second Thursday, provides that if there is a change of control that meets the conditions of Second Thursday, the Company's FCC issues will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed. The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated, or a sale of the Company will result in a change of control. There can be no assurance that the Company will be successful in consummating a plan of reorganization meeting the requirements of the order. In the event that the Company were unable to do so, the Company would be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                     OFFICE OF THE U.S. TRUSTEE--REGION 3
                        CONSOLIDATED STATEMENT OF CASH
                          RECEIPTS AND DISBURSEMENTS
                     For the month ended November 30, 1997

Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)

    The Debtors have 57 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

    These financial statements have not been prepared in accordance with GAAP because Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of" ("SFAS 121") has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.


                     MobileMedia Corporation and Subsidiaries
                       Consolidated Statements Of Cash Flows
For The Months Ended November 30, 1997, October 31, 1997 and September 30, 1997
                                     (Unaudited)
                                    (in thousands)

                                                                      NOVEMBER    OCTOBER     SEPTEMBER
                                                                        1997        1997        1997
                                                                     ----------  ----------  -----------
Operating Activities
  Net Loss.........................................................  ($  17,537) ($  20,299)  ($ 15,731)
  Adjustments To Reconcile Net Loss To Net Cash
  Provided By (Used In) Operating Activities:
     Depreciation And Amortization.................................      17,788      20,406      17,862
     Provision For Uncollectible Accounts And Returns..............       5,985       6,342       6,373
     Undistributed Earnings Of Affiliate...........................           9          63          38
     Deferred Financings Fees, Net.................................         554         554         554
     Change In Operating Assets and Liabilities:
        Accounts Receivable........................................      (6,526)      3,008      (3,213)
        Inventory..................................................       1,349       1,289         515
        Prepaid Expenses And Other Assets..........................        (120)         71         139
        Accounts Payable, Accrued Expenses and Other...............      (1,439)     (1,036)       (595)
                                                                     ----------  ----------  -----------
Net Cash Provided By (Used In) Operating Activities................          63      10,398       5,941

Investing Activities
   Construction And Capital Expenditures,
      Including Net Change In Pager Assets.........................      (1,730)     (4,920)     (1,709)
                                                                     ----------  ----------  -----------
Net Cash Used In Investing Activities..............................      (1,730)     (4,920)     (1,709)

Financing Activities
   Borrowings (Repayments) of DIP Credit Facility..................           0      (5,000)          0
                                                                     ----------  ----------  -----------
Net Cash Provided By (Used In) Financing Activities................           0      (5,000)          0

Net Increase (Decrease) In Cash And Cash Equivalents...............      (1,667)        478       4,231
Cash And Cash Equivalents At Beginning Of Period...................       8,866       8,388       4,157
                                                                     ----------  ----------  -----------
Cash And Cash Equivalents At End Of Period.........................  $    7,199  $    8,866   $   8,388


                           See Accompanying Notes

                     OFFICE OF THE U.S. TRUSTEE--REGION 3
                  STATEMENT OF ACCOUNTS RECEIVABLE AGING AND
                    AGING OF POSTPETITION ACCOUNTS PAYABLE
                     For the month ended November 30, 1997

Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)

ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------
   $20,600,349      0--30 days old
    17,484,192      31--60 days old
    10,085,609      61--90 days old
    47,167,871      91+ days old
    95,338,021      TOTAL TRADE ACCOUNTS RECEIVABLE
   (47,873,969)     ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
    47,464,052      TRADE ACCOUNTS RECEIVABLE (NET)
     1,727,828      OTHER NON-TRADE RECEIVABLES
   $49,191,880      ACCOUNTS RECEIVABLE, NET
------------------------------------------------------------------------



AGING OF POSTPETITION ACCOUNTS PAYABLE
------------------------------------------------------------------------
                      0-30        31-60      61-90       91+
                      DAYS        DAYS       DAYS       DAYS        TOTAL
                  ------------  ---------  ---------  ---------  ------------
ACCOUNTS PAYABLE  $  4,831,281    347,690     13,833    167,557  $  5,360,361


                      OFFICE OF THE U.S. TRUSTEE--REGION 3
                        STATEMENT OF OPERATIONS, TAXES,
                           INSURANCE AND PERSONNEL
                     For the month ended November 30, 1997

Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)


STATUS OF POSTPETITION TAXES
----------------------------------------------------------------------------------------------------------------------
                                          BEGINNING        AMOUNT                       ENDING
                                             TAX          WITHHELD        AMOUNT         TAX           DELINQUENT
                                          LIABILITY      OR ACCRUED        PAID       LIABILITY           TAXES
                                         ------------  --------------  ------------  ------------  -------------------
FEDERAL
WITHHOLDING............................   $        0    $  1,473,207   $  1,473,207  $          0       $       0
FICA-EMPLOYEE..........................            0               0              0             0               0
FICA-EMPLOYER..........................            0       1,422,826      1,422,826             0               0
UNEMPLOYMENT...........................            0          16,776         16,776             0               0
INCOME.................................            0               0              0             0               0
TOTAL FEDERAL TAXES....................            0       2,912,809      2,912,809             0               0
STATE AND LOCAL
WITHHOLDING............................            0         242,754        242,754             0               0
SALES..................................      913,545       1,286,736      1,366,177       834,104               0
UNEMPLOYMENT...........................            0          70,290         70,290             0               0
REAL PROPERTY..........................    2,748,442         317,036            100     3,065,378               0
OTHER..................................      778,748         522,852        283,088     1,018,512               0
TOTAL STATE AND LOCAL..................    4,440,735       2,439,668      1,962,409     4,917,994               0
TOTAL TAXES............................   $4,440,735    $  5,352,477   $  4,875,218  $  4,917,994       $       0

                      PAYMENTS TO INSIDERS AND PROFESSIONALS
                       For the month ended November 30, 1997

                                    INSIDERS

                                                                        SALARY/BONUS/   REIMBURSABLE
            PAYEE NAME                            POSITION             AUTO ALLOWANCE     EXPENSES       TOTAL
---------------------------------------   ---------------------------  --------------  ------------  ------------
Alvarez & Marsal Inc.--Joseph A. Bondi..  Chairman--Restructuring       $  108,333     $   6,787      $  115,120
Boykin, Roberta.........................  Assistant Corporate Counsel        8,800        --               8,800
Burdette, H. Stephen....................  Senior VP Corporate               33,900         3,513          37,413
                                          Development and Senior
                                          VP Operations
Cross, Andrew...........................  Executive VP Sales and            24,933         7,151          32,084
                                          Marketing
Grawert, Ron............................  Chief Executive Officer           30,769         5,247          36,016
Gray, Patricia..........................  Secretary/Acting General          25,585             0          25,585
                                          Counsel
Gross, Steven...........................  Senior VP Strategic               14,865         4,702          19,567
                                          Planning
Hilson, Debra...........................  Assistant Secretary                4,662           830           5,492
Hughes, Curtis..........................  Assistant VP Mgmt.                 9,615           612          10,227
                                          Information Systems
Pascucci, James.........................  Assistant Treasurer                8,348         2,040          10,388
Pittsman, Santo.........................  Senior VP of                      31,596         4,663          26,259
                                          Administration and
                                          Business Planning
Shea, Kevin.............................  Treasurer                         23,625             0          23,625
Witsaman, Mark..........................  Senior VP and Chief               45,894         4,796          50,690
                                          Technology Officer

                                                                          TOTAL PAYMENTS TO INSIDERS    $411,266

                   For the month ended November 30, 1997


                                 PROFESSIONALS

                                                                            HOLDBACK
                                                                              AND
                                     DATE OF                                INVOICE
                                      COURT        INVOICES     INVOICES    BALANCES
    NAME AND RELATIONSHIP            APPROVAL    RECEIVED (1)     PAID        DUE
-----------------------------      ------------  ------------  ----------  ----------
1.  Ernst & Young - Auditor,
    Tax and Financial Consultants
    to Debtor                         1/30/97     $    --      $  329,161   $  211,787
2.  Latham & Watkins - Counsel
    to Debtor                         1/30/97         49,958        --         116,474
3.  Alvarez & Marsal Inc. -
    Restructuring Consultant to
    Debtor (2)                        1/30/97        299,163      455,833      240,068
4.  Sidley & Austin - Bankruptcy
    Counsel to Debtor                 1/30/97        203,973        --         428,742
5.  Young, Conway, Stargate &
    Taylor - Delaware Counsel to
    Debtor                            1/30/97          --           --           4,184
6.  Wiley, Rein & Fielding - FCC
    Counsel to Debtor                 1/30/97         41,024        --         164,592
7.  Koteen & Naftalin - FCC
    Counsel to Debtor                 6/11/97          --           --           4,124
8.  Houlihan, Lokey, Howard &
    Zukin - Advisors to the
    Creditors' Committee              6/04/97        159,582      129,582      125,000
9.  Jones, Day, Reavis & Pogue -
    Counsel to the Creditors'
    Committee                         4/03/97          6,308        5,760       11,817
10. Morris, Nichols, Arsht &
    Tunnell - Delaware Counsel to
    the Creditors' Committee          4/03/97            624        --           1,603
11. Paul, Weiss, Rifkind, Wharton
    & Garrison - FCC Counsel to
    the Creditors' Committee          4/25/97            724        2,675       21,440
12. The Blackstone Group LP -
    Financial Advisors to Debtor      7/10/97          --         100,000      100,000
13. Gerry, Friend & Sapronov,
    LLP.--Counsel to Debtor          10/27/97        127,958        --         127,958
               TOTAL                              $  889,312   $1,023,010   $1,557,788

(1) Excludes invoices for fees and expenses through November 30, 1997 that were received by the Debtors subsequent to November 30, 1997.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

ADEQUATE PROTECTION PAYMENTS
For the month ended November 30, 1997

                                                          SCHEDULED      AMOUNTS
                                                           MONTHLY         PAID             TOTAL
                                                          PAYMENTS        DURING           UNPAID
       NAME OF CREDITOR                                      DUE          MONTH         POSTPETITION
------------------------------------                    -------------  ------------  ------------------
The Chase Manhattan Bank - (Interest)                    $ 4,530,667    $ 4,530,667*    $       0


*   Payment made on 12/1/97.



QUESTIONNAIRE
FOR THE MONTH ENDED NOVEMBER 30, 1997                                    YES        NO
--------------------------------------------------------------------------------------------------------     ---
1.  Have any assets been sold or transferred outside the normal
    course of business this reporting period?                                        No
2.  Have any funds been disbursed from any account other than a
    debtor in possession account?                                                    No
3.  Are any postpetition receivables (accounts, notes, or loans)
    due from related parties?                                                        No
4.  Have any payments been made of prepetition liabilities this
    reporting period?                                                    Yes
5.  Have any postpetition loans been received by the debtor from
    any party?                                                           Yes
6.  Are any postpetition payroll taxes past due?                                     No
7.  Are any postpetition state or federal income taxes past due?                     No
8.  Are any postpetition real estate taxes past due?                                 No
9.  Are any postpetition taxes past due?                                             No
10. Are any amounts owed to postpetition creditors past due?                         No
11. Have any prepetition taxes been paid during the reporting period?    Yes
12. Are any wage payments past due?                                                  No

    If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 4 & 11. The Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include
             (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors;
             (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

Item 5. During the month of February 1997, the Debtors drew down $45 million of borrowings under the DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder. During the months of March and April 1997, the Debtors repaid $25 million and $5 million, respectively, of borrowings under the DIP facility. The Debtors drew down an additional $2 million under the DIP facility during the month of August and repaid $5 million of borrowings under the DIP facility during the month of October, 1997.

                                   INSURANCE
                    For the month ended November 30, 1997

          There were no changes in insurance coverage for the reporting period.


                                  PERSONNEL
                    For the month ended November 30, 1997

                                                                           FULL TIME    PART TIME
                                                                          -----------  -----------
1.  Total number of employees at beginning of period                         3,439           51
2.  Number of employees hired during the period                                 21            5
3.  Number of employees terminated or resigned during the period                12            8
4.  Total number of employees on payroll at end of period                    3,448           48
